UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2021
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

	Delaware		001-34249	95-0725980
	(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

	1912 Farmer Brothers Drive,	Northlake,	Texas	76262
(Address of Principal Executive Offices) (Zip Code)

		888	301-0489
(Registrant’s Telephone Number, Including Area Code)

None
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
	Common Stock, $1.00 par value		FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)         On August 1, 2021, pursuant to the Certificate of Incorporation, as amended, of Farmer Bros. Co., a Delaware corporation (the “Company”), and at the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors of the Company (the “Board”) increased the number of directors from six directors to seven directors and appointed Waheed Zaman to fill the newly created vacancy, effective September 1, 2021. Mr. Zaman will serve as a director with a term that is set to expire at the 2021 Annual Meeting of Stockholders. Mr. Zaman has also been appointed to the Audit Committee of the Board, effective September 1, 2021.

For his service on the Board, Mr. Zaman will receive the cash compensation paid and equity compensation awarded by the Company to non-employee directors as described under the heading “Director Compensation” (the “director compensation plan”) in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2020 in connection with its 2020 Annual Meeting of Stockholders. Mr. Zaman will receive pro-rated fees and will be awarded equity compensation in the form of restricted stock for fiscal year 2022, subject to his election at the 2021 Annual Meeting of Stockholders.

In addition, prior to Mr. Zaman joining the Board, the Company will enter into an Indemnification Agreement with him, to be effective September 1, 2021, in substantially the same form as the Company has entered into with each of the Company’s existing directors and as previously filed with the SEC.

Mr. Zaman does not have any arrangement or understanding with any other person pursuant to which he was appointed as a director. Mr. Zaman does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 5, 2021, the Company issued a press release (the “Press Release”) regarding Mr. Zaman’s appointment as a director. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Farmer Bros. Co. dated August 5, 2021.*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

________________
* Furnished, not filed, herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    August 5, 2021

FARMER BROS. CO.

By:	/s/ Scott R. Drake
Scott R. Drake
Chief Financial Officer (principal financial officer)